Exhibit 32.1

ASCENT SOLAR TECHNOLOGIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Ascent Solar Technologies, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Matthew Foster, President, and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.                     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 30, 2007

/s/ MATTHEW FOSTER
Matthew Foster, President and
Chief Executive Officer